                                                               Exhibit (g)(1)(a)
                                   APPENDIX A
                                     TO THE
                           MASTER CUSTODIAN AGREEMENT
                             (as of January 2, 2006)


                   FUND                           PORTFOLIO
                   ----                           ---------
                   THE MAINSTAY FUNDS             Capital Appreciation Fund
                                                  Common Stock Fund
                                                  Convertible Fund
                                                  Diversified Income Fund
                                                  Equity Index Fund
                                                  Global High Income Fund
                                                  Government Fund
                                                  High Yield Corporate Bond Fund
                                                  International Equity Fund
                                                  Large Cap Growth Fund
                                                  MAP Fund
                                                  Mid Cap Growth Fund
                                                  Mid Cap Value Fund
                                                  Money Market Fund
                                                  Small Cap Growth Fund
                                                  Small Cap Value Fund
                                                  Tax Free Bond Fund
                                                  Total Return Fund
                                                  Value Fund

                   ECLIPSE FUNDS                  Balanced Fund
                                                  Mid Cap Opportunity Fund
                                                  Small Cap Opportunity Fund

                   ECLIPSE FUNDS INC.             All Cap Growth Fund
                                                  All Cap Value Fund
                                                  Cash Reserves Fund
                                                  Conservative Allocation Fund
                                                  Floating Rate Fund
                                                  Growth Allocation Fund
                                                  Growth Equity Fund
                                                  Income Manager Fund
                                                  Indexed Bond Fund
                                                  Intermediate Term Bond Fund
                                                  Large Cap Opportunity Fund
                                                  Moderate Allocation Fund
                                                  Moderate Growth Allocation Fund
                                                  S&P 500 Index Fund
                                                  Short Term Bond Fund


                   FUND                           PORTFOLIO
                   ----                           ---------

                   MAINSTAY VP SERIES FUND, INC.  Balanced Portfolio
                                                  Basic Value Portfolio
                                                  Bond Portfolio
                                                  Capital Appreciation Portfolio
                                                  Cash Management Portfolio
                                                  Common Stock Portfolio
                                                  Conservative Allocation Portfolio
                                                  Convertible Portfolio
                                                  Developing Growth Portfolio
                                                  Floating Rate Portfolio
                                                  Government Portfolio
                                                  Growth Allocation Portfolio
                                                  High Yield Corporate Bond Portfolio
                                                  Income & Growth Portfolio
                                                  International Equity Portfolio
                                                  Large Cap Growth Portfolio
                                                  Mid Cap Core Portfolio
                                                  Mid Cap Growth Portfolio
                                                  Mid Cap Value Portfolio
                                                  Moderate Allocation Portfolio
                                                  Moderate Growth Allocation Portfolio
                                                  S&P 500 Index Portfolio
                                                  Small Cap Growth Portfolio
                                                  Total Return Portfolio
                                                  Value Portfolio

                   MCMORGAN FUNDS                 Balanced Fund
                                                  Equity Investment Fund
                                                  Fixed Income Fund
                                                  High Yield Fund
                                                  Intermediate Fixed Income Fund
                                                  Principal Preservation Fund


                                   APPENDIX B
                               ADDITIONAL SERVICES
                             (as of January 2, 2006)


                                      NONE